FORM OF PROXY CARD

                               FIFTH THIRD FUNDS
               SPECIAL MEETING OF SHAREHOLDERS NOVEMBER 16, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE FIFTH THIRD FUNDS BOARD OF TRUSTEES.

The undersigned revoke(s) all previous proxies and appoint(s) Matthew A. Swendiman, Matthew A. Ebersbach and Richard B. Ille or any one of them, attorneys, with full power of substitution to vote all shares of the _________ Fund ("Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 511 Walnut Street, 13th Floor, Cincinnati, Ohio 45202 on November 16, 2007 at 10:00 a.m. ET (the "Meeting"), and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

      [ADDRESS]     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

                    THE MATTER THAT WE ARE SUBMITTING FOR YOUR TONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU CS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ AHE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

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      PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN
        PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. OTHERWISE, PLEASE
               VOTE BY ONE OF THE CONVENIENT METHODS LISTED BELOW.
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VOTING ON THE INTERNET                                    Note: Please sign your name exactly as it appears in the
                                                          registration. If shares are held in the name of two or
- Log on to XXXXXXX.com.                                  more persons, in whatever capacity, only ONE need sign.
                                                          When signing in a fiduciary capacity, such as executor
- You will need the Control Number and Check Digit        attorney, please so indicate. When signing on behalf of a
found on the bottom of this card.                         partnership or corporation, please indicate title.

- Follow the on-screen instructions.

- Please do not return this paper ballot if you vote

VOTING BY PHONE
                                                          --------------------------------------------------------
- Call toll-free 1-XXX-XXX-XXXX.                          Signature
                                                          -                                  Date
- You will need the Control Number and Check Digit
found on the bottom of this card.
                                                           --------------------------------------------------------
- Follow the instructions.                                Signature (if held jointly)
                                                          Date
- Please do not return this paper ballot if you vote
by phone.

CONTROL NUMBER: 1234567890                                                                      CHECK DIGIT: 12345


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For Shareholders of ___________ Fund Only                                                               Proxy Card

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. EXAMPLE: [FILLED BOX]


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                                                                                 FOR       AGAINST       ABSTAIN
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To approve an Agreement and Plan of Reorganization providing for the            |_|          |_|           |_|
transfer of all of the assets of the ________ Fund to the ________Fund.
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TAG ID: 123456789
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